Exhibit 99.2
Google Inc.
CONSOLIDATED BALANCE SHEETS
(In millions, except share and par value amounts which are reflected in thousands, and par value per share amounts)

	As of December 31, 2012	As of September 30, 2013
		(unaudited)
Assets
Current assets:
Cash and cash equivalents	$14,778	$15,242
Marketable securities	33,310	41,281
Total cash, cash equivalents, and marketable securities (including securities loaned of $3,160 and $5,103)	48,088	56,523
Accounts receivable, net of allowance of $581 and $486	7,885	7,921
Inventories	505	235
Receivable under reverse repurchase agreements	700	100
Deferred income taxes, net	1,144	1,154
Income taxes receivable, net	0	571
Prepaid revenue share, expenses and other assets	2,132	2,354
Total current assets	60,454	68,858
Prepaid revenue share, expenses and other assets, non-current	2,011	1,784
Non-marketable equity investments	1,469	1,843
Property and equipment, net	11,854	14,867
Intangible assets, net	7,473	6,290
Goodwill	10,537	11,426
Total assets	$93,798	$105,068
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$2,012	$2,124
Short-term debt	2,549	3,009
Accrued compensation and benefits	2,239	1,999
Accrued expenses and other current liabilities	3,258	3,071
Accrued revenue share	1,471	1,472
Securities lending payable	1,673	1,893
Deferred revenue	895	907
Income taxes payable, net	240	0
Total current liabilities	14,337	14,475
Long-term debt	2,988	2,238
Deferred revenue, non-current	100	125
Income taxes payable, non-current	2,046	2,434
Deferred income taxes, net, non-current	1,872	2,097
Other long-term liabilities	740	710
Stockholders’ equity:
Convertible preferred stock, $0.001 par value per share, 100,000 shares authorized; no shares issued and outstanding	0	0
Class A and Class B common stock and additional paid-in capital, $0.001 par value per share: 12,000,000 shares authorized (Class A 9,000,000, Class B 3,000,000); 329,979 (Class A 267,448, Class B 62,531) and par value of $330 (Class A $267, Class B $63) and 334,157 (Class A 276,681, Class B 57,476) and par value of $334 (Class A $277, Class B $57) shares issued and outstanding	22,835	25,004

Class C capital stock, $0.001 par value per share: 3,000,000 shares authorized; no shares issued and outstanding	0	0
Accumulated other comprehensive income	538	99
Retained earnings	48,342	57,886
Total stockholders’ equity	71,715	82,989
Total liabilities and stockholders’ equity	$93,798	$105,068

Google Inc.
CONSOLIDATED STATEMENTS OF INCOME
(In millions, except share amounts which are reflected in thousands and per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2013	2012	2013
	(unaudited)
Revenues:
Google (advertising and other)	$11,526	$13,754	$33,135	$39,812
Motorola Mobile (hardware and other)	1,778	1,139	2,621	3,155
Total revenues	13,304	14,893	35,756	42,967
Costs and expenses:
Cost of revenues - Google (advertising and other) (1)	4,440	5,409	12,213	15,740
Cost of revenues - Motorola Mobile (hardware and other) (1)	1,515	1,004	2,208	2,680
Research and development (1)	1,879	2,017	4,858	5,841
Sales and marketing (1)	1,710	1,806	4,392	5,127
General and administrative (1)	1,020	1,213	2,719	3,535
Total costs and expenses	10,564	11,449	26,390	32,923
Income from operations	2,740	3,444	9,366	10,044
Interest and other income, net	65	24	474	405
Income from continuing operations before income taxes	2,805	3,468	9,840	10,449
Provision for income taxes	647	513	1,959	1,616
Net income from continuing operations	2,158	2,955	7,881	8,833
Net income (loss) from discontinued operations	18	15	(30)	711
Net income	$2,176	$2,970	$7,851	$9,544
Net income (loss) per share - basic:
Continuing operations	$6.59	$8.86	$24.14	$26.59
Discontinued operations	0.05	0.04	(0.09)	2.14
Net income (loss) per share - basic	$6.64	$8.90	$24.05	$28.73
Net income (loss) per share - diluted:
Continuing operations	$6.48	$8.71	$23.78	$26.13
Discontinued operations	0.05	0.04	(0.09)	2.10
Net income (loss) per share - diluted	$6.53	$8.75	$23.69	$28.23

Shares used in per share calculation - basic	327,785	333,616	326,452	332,183
Shares used in per share calculation - diluted	333,314	339,235	331,414	338,078

(1) Includes stock-based compensation expense as follows:
Cost of revenues - Google (advertising and other)	$103	$133	$259	$342
Cost of revenues - Motorola Mobile (hardware and other)	6	4	10	14
Research and development	373	453	961	1,235
Sales and marketing	152	160	367	419
General and administrative	116	136	344	356
	$750	$886	$1,941	$2,366

Google Inc.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2013	2012	2013
	(unaudited)
Operating activities
Net income	$2,176	$2,970	$7,851	$9,544
Adjustments:
Depreciation and amortization of property and equipment	507	693	1,358	2,024
Amortization of intangible and other assets	321	281	651	879
Stock-based compensation expense	762	886	1,976	2,441
Excess tax benefits from stock-based award activities	(58)	(104)	(113)	(302)
Deferred income taxes	(168)	(140)	23	125
Gain on divestiture of businesses	0	(15)	(188)	(705)
Other	32	98	(24)	44
Changes in assets and liabilities, net of effects of acquisitions:
Accounts receivable	(307)	(516)	(228)	(454)
Income taxes, net	167	77	1,336	(79)
Inventories	18	112	188	(46)
Prepaid revenue share, expenses and other assets	(27)	199	(1,215)	(149)
Accounts payable	(194)	357	(274)	285
Accrued expenses and other liabilities	727	93	484	(270)
Accrued revenue share	(80)	0	(57)	8
Deferred revenue	128	92	182	76
Net cash provided by operating activities	4,004	5,083	11,950	13,421
Investing activities
Purchases of property and equipment	(872)	(2,289)	(2,253)	(5,103)
Purchases of marketable securities	(8,704)	(8,964)	(24,246)	(31,746)
Maturities and sales of marketable securities	7,143	6,235	29,800	23,241
Investments in non-marketable equity investments	(44)	(299)	(246)	(471)
Cash collateral related to securities lending	(230)	(1,318)	(321)	220
Investments in reverse repurchase agreements	(75)	670	195	600
Proceeds from divestiture of businesses	0	174	201	2,525
Acquisitions, net of cash acquired, and purchases of intangibles and other assets	(525)	(27)	(10,672)	(1,328)
Net cash used in investing activities	(3,307)	(5,818)	(7,542)	(12,062)
Financing activities
Net payments related to stock-based award activities	(5)	(369)	(189)	(637)
Excess tax benefits from stock-based award activities	58	104	113	302
Proceeds from issuance of debt, net of costs	4,374	2,699	12,125	8,350
Repayments of debt	(4,375)	(2,701)	(10,128)	(8,904)

Net cash provided by (used in) financing activities	52	(267)	1,921	(889)
Effect of exchange rate changes on cash and cash equivalents	74	80	(52)	(6)
Net increase (decrease) in cash and cash equivalents	823	(922)	6,277	464
Cash and cash equivalents at beginning of period	15,437	16,164	9,983	14,778
Cash and cash equivalents at end of period	$16,260	$15,242	$16,260	$15,242

The following table presents our Google segment revenues by revenue source(a) (in millions):

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2013	2012	2013
	(unaudited)
Advertising revenues:
Google websites	$7,727	$9,394	$22,581	$26,902
Google Network Members' websites	3,133	3,148	9,029	9,603
Total advertising revenues	10,860	12,542	31,610	36,505
Other revenues	666	1,230	1,525	3,325
Google segment revenues	$11,526	$13,772	$33,135	$39,830

(a) In accordance with GAAP, Google segment revenues (and related percentages) are presented consistent with what is provided to the chief operating decision maker for purposes of making decisions about allocating resources to that segment and assessing its performance, and include $18 million of revenues resulting from intersegment transactions that would be eliminated on consolidation.

The following table presents our Google segment revenues, by revenue source, as a percentage of Google segment revenues(a):

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2013	2012	2013
	(unaudited)
Advertising revenues:
Google websites	67%	68%	68%	68%
Google Network Members' websites	27%	23%	27%	24%
Total advertising revenues	94%	91%	95%	92%
Other revenues	6%	9%	5%	8%
Google segment revenues	100%	100%	100%	100%

(a) In accordance with GAAP, Google segment revenues (and related percentages) are presented consistent with what is provided to the chief operating decision maker for purposes of making decisions about allocating resources to that segment and assessing its performance, and include $18 million of revenues resulting from intersegment transactions that would be eliminated on consolidation.